Heritage Oaks Bancorp

Heritage Oaks Bank
Expect More

Sandler O'Neill Conference

March 5, 2013

Forward Looking Statements

Certain statements contained in this Report, including, without limitation, statements containing the words "believes", "anticipates", "intends", "expects", and words of similar impact, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the ongoing financial crisis in the United States, including the continuing downturn in the California real estate market, and the response of the federal and state government and our regulators thereto, general economic conditions in those areas in which the Company operates, demographic changes, competition, fluctuations in interest rates, changes in business strategy or development plans, changes in governmental regulation, credit quality, the impact of the recent capital raise to support the Company's business, as well as economic, political and global changes arising from the war on terrorism, increased profitability, continued growth, the Company's beliefs as to the adequacy of its existing and anticipated allowance for loan losses, beliefs and expectations about, and requirements to comply with the terms of Consent Order and Written Agreement issued by regulatory authorities having oversight of the Company's and Bank's operations, and financial policies of the United States government. (Refer to the Company's December 31, 2011 10-K, ITEM 1A. Risk Factors). The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Company Overview

- Largest community bank headquartered on the central coast of California
- Publicly traded on NASDAQ (symbol: HEOP)
- Headquarters in Paso Robles, CA
- Over $1.1 billion in total assets
- 30 years in operation
- 12 branch offices and 250+ employees
- New management team
- Strong core deposit base
- Focused on agri-business, hospitality, and local business/consumer clients
- Well capitalized, improving credit quality, solid net interest margins

Market Share and Market Demographics

- Heritage Oaks Bank ranks #1 in market share of community banks in San Luis Obispo County, and #3 in Santa Barbara County;
- Coastal California market area attracts high net-worth individuals and middle market businesses;
- Household income in footprint is 25% higher than national average;
- Agriculture, tourism, and technology are dominant industries; and
- Recently expanded into densely populated Ventura County.


SAN LUIS OBISPO
Paso Robles
Cambria
Templeton
Atascadero
Morro Bay
San Luis Obispo
Arroyo Grande
CALIFORNIA
Santa Maria
SANTA BARBARA
Goleta
Santa Barbara
VENTURA
Oxnard

Market Share and Market Demographics

Overall Rank	Comm Bank Rank	Institution	# of Branches	Total Deposits in Market ($000)	Deposit Market Share (%)	YoY Deposit Growth 2012 (%)	5-Year Deposit CAGR (%)
San Luis Obispo, CA							
1		Rabobank Nederland	16	1,331,434	25.70	4.72	6.72
2		Wells Fargo & Co.	7	700,444	13.52	15.40	12.35
3		Bank of America Corp.	6	610,276	11.78	(14.35)	(1.68)
4		JPMorgan Chase & Co.	9	569,233	10.99	9.50	(5.12)
5	**1**	**Heritage Oaks Bancorp**	**10**	**553,479**	**10.68**	**6.18**	**5.51**
6	2	PacWest Bancorp	6	386,289	7.46	(2.28)	0.21
7	3	Carpenter Bank Partners Inc.	5	358,851	6.93	(5.83)	2.37
8		Mitsubishi UFJ Financial Group Inc.	5	239,923	4.63	5.71	0.51
9		U.S. Bancorp	6	134,156	2.59	6.69	(7.23)
10		Founders Bancorp	3	111,970	2.16	8.40	11.83
		Market Total	***78***	***5,180,655***	***100.00***	***2.52***	***2.41***
Santa Barbara, CA							
1		Mitsubishi UFJ Financial Group Inc.	21	2,223,019	22.63	(5.15)	(1.44)
2		Wells Fargo & Co.	9	1,809,134	18.41	3.89	3.02
3		Rabobank Nederland	17	1,114,961	11.35	11.08	7.19
4		Bank of America Corp.	8	1,022,351	10.41	(23.45)	0.20
5	1	Montecito Bancorp	7	829,717	8.45	4.00	8.04
6		JPMorgan Chase & Co.	11	661,825	6.74	32.83	(2.91)
7	2	Community West Bancshares	4	353,495	3.60	(7.91)	0.15
8	**3**	**Heritage Oaks Bancorp**	**3**	**314,991**	**3.21**	**1.79**	**6.75**
9		Northern Trust Corp.	2	267,461	2.72	14.27	17.30
10		BNP Paribas SA	2	181,076	1.84	(12.96)	(7.07)
		Market Total	***103***	***9,824,536***	***100.00***	***(0.72)***	***1.61***

Source: SNL Securities 12/31/11

New Management Team


Audit Committee
Board of Directors
Michael J. Morris
Chairman
Simone F. Lagomarsino
President & CEO
Since: 2011
William Raver
CRO
Since 2004
Mark K. Olson
CFO
Since 2013
Joanne E. Funari
Market President
Since 2007
Rob Osterbauer
Market President
Since 2012
William Yarbenet
CCO
Since 2012

Earnings Highlights

- Achieved record net income of $13.0 million for 2012, and $7.4 million (after eliminating the reversal of DTA valuation allowance);
- ROA of 1.3% and ROE of 11.6% over same time horizon;
- Experienced strong net interest margin of 4.46% in 2012; and
- Realized efficiency ratio of 68%.



Adjusted Net Income / (Loss) [1]
$15,000
$10,000
$5,000
$0
-$5,000
-$10,000
-$15,000
-$20,000
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Income / (Loss) Before DTA Adj.
DTA Adj.

[1] Net income adjusted for changes in deferred tax valuation allowance

Heritage Oaks Bank
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Business Model

- **Customers** — Small to medium local businesses, and moderate to high net worth individuals;
- **Market Niches** — Agriculture, hospitality, small businesses, business professional, non-profits, and municipalities;
- **Loan Products** — Commercial real estate, C&I, multi-family, single family, equity lines, and other consumer loans;
- **Customer Interaction** — Local decision making, market specialists, loan production offices; and
- **Community Service** — Active involvement in communities, service hours, and community donations.

2013 Strategic Plan

- Terminate informal Memorandum of Understanding with regulators, and payoff TARP;
- Expand geographically within footprint (San Luis Obispo, Santa Barbara, and Ventura counties) either through organic growth or acquisitions;
- Improve operating efficiencies and use a portion of the savings to invest in frontline business activities by adding talent in agriculture, mortgage, and SBA lending;
- Continue to improve overall credit quality; and
- Invest in information technology to enhance our customer experience, and improve overall enterprise risk management.

Strong Loan Production Trends

- Achieved 86% year-over-year loan production growth.



$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Loan Originations

Heritage Oaks Bank
Expect More

Loan Portfolio Segmentation

Loan Type



Farmland
4%
Ag RE
3%
CRE
54%
C&I
18%
Construction
3%
Land
3%
Consumer
1%
MFR
3%
SFR
11%
SFR
MFR
CRE
Farmland
Ag RE
C&I
Construction
Land
Consumer

Customer Type



Retail
4%
Other
5%
Agriculture
9%
Service
43%
Construction
9%
Consumer
11%
Hospitality
19%
Agriculture
Construction
Consumer
Hospitality
Service
Retail
Other

Heritage Oaks Bank
Expect More

Growth in Loan Portfolio

Grew loan portfolio by 7% in 2012, but we still have excess funding capacity to grow portfolio further with loans to deposits ratio at 79%.



$ Outstanding
Percent
$700,000
$680,000
$660,000
$640,000
$620,000
$600,000
$580,000
86%
85%
84%
83%
82%
81%
80%
79%
78%
77%
76%
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Loan Portfolio
Loans to Deposits

Heritage Oaks Bank
Expect More

Low Cost Deposit Base

Deposit Types – 12/31/12


Non-Int. DDA 31%
Money Market 34%
Interest DDA 9%
Savings 5%
Time Deposits 21%
Non-Int. DDA
Money Market
Interest DDA
Savings
Time Deposits

Deposit Growth


$900,000
$850,000
$800,000
$750,000
$700,000
5.2% CAGR
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Total Deposits
Deposit Growth Rate

Heritage Oaks Bank
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Low Cost of Deposits

- Total cost of deposits has fallen 20 bps to 0.36% in 2012 compared with 0.56% in 2011.


1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Int. Bearing DDA
Savings & Money Market
Time Deposits
Total Deposits

(Total deposits include non-interest DDA balances)

Heritage Oaks Bank
Expect More

Improving Asset Quality — Classified Assets

- Total classified assets declined to $51.4 million or 35.4% of Tier I Capital + ALLL at December 31, 2012.



$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Classified Assets
Classified Assets to Tier I + ALLL

Heritage Oaks Bank
Expect More

Improving Asset Quality — NPAs

- Total nonperforming assets declined to $17.3 million or 1.6% of total assets at December 31, 2012.



$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Nonperforming Assets
NPA to Total Assets

Improving CRE Loan Concentration

- CRE loan concentration improved to 332% of Total Risk Based Capital.

CRE Concentration = Total CRE Loans / Total Risk Based Capital


420.00%
400.00%
380.00%
360.00%
340.00%
320.00%
300.00%
280.00%
260.00%
240.00%
220.00%
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
HEOP
Peer Group

Percentile	69th	70th	68th	65th	73rd	75th	71st

Source: FFIEC

Low Sensitivity to Market Risk

- Neutral positioning over the short term with a bias towards asset sensitivity over the long term.

Economic Value of Equity — 12/31/12


400 bps
300 bps
200 bps
100 bps
No change
-100 bps
-5.00%
-3.00%
-1.00%
1.00%
3.00%
5.00%
Change in EVE (%)

Net Interest Income — 12/31/12


400 bps
300 bps
200 bps
100 bps
No change
-100 bps
-200 bps
-300 bps
-325 bps
-8.00% -6.00% -4.00% -2.00% 0.00% 2.00% 4.00% 6.00% 8.00%
Change in NII (%)

Reduced Wholesale Funding Dependency

- Continue to lower overall wholesale funding relative to peers.



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
HEOP
Peer Group

Percentile	26th	25th	20th	21st	23rd	25th	35th

Source: FFIEC

Heritage Oaks Bank
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Strong Liquidity Position

- On balance sheet liquidity (liquid assets as a percent of deposits and short-term liabilities) remains at an all time high over 36%. 97% of investment portfolio is unpledged. Additional access to liquidity through Fed Funds lines and other wholesale sources.

Liquidity Source	Amount
Cash	$30,668
Unpledged investment securities	$284,733
Excess borrowing capacity FHLB	$184,373
Total Contingent Funding Sources	$499,774

High Quality Investment Securities Portfolio

- Highly rated investment securities with no product concentration.

Portfolio Composition



1.57%
2.63%
13.99%
23.98%
36.80%
13.88%
7.16%
US Agencies
State Munis
Agency MBS
Asset Backed
Agency CMO
Non-Agency MBS
Non-Agency CMO

Investment Rating



66.66%
32.12%
1.11%
0.11%
AAA or Agency
< AAA or > A
< A or > BBB-
Non Inv Grade

Heritage Oaks Bank
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Excess Capital Position

- Regulatory capital ratios exceed the ratios required to be considered "well capitalized". The excess tier 1 leverage capital over the Bank's 10% minimum level, as currently required under our informal MOU, is equivalent to $20 million.

Tier I Leverage Ratio



HEOP
Bank
14%
13%
12%
11%
10%
9%
8%
7%
6%
5%
4%
3%
2%
Q4-10 Q1-11 Q2-11 Q3-11 Q4-11 Q1-12 Q2-12 Q3-12 Q4-12

Total Risk-Based Capital Ratio



HEOP
Bank
22%
20%
18%
16%
14%
12%
10%
8%
6%
Q4-10 Q1-11 Q2-11 Q3-11 Q4-11 Q1-12 Q2-12 Q3-12 Q4-12

Well Capitalized

Memorandum of Understanding

Heritage Oaks Bank
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Parent Company Source of Strength

- Improved double leverage ratio to 43rd percentile of peer group;
- Hold $3.5 million in cash at parent company; and
- Maintain enough reserves at parent for company to meet cash obligations for 9.3 quarters without dividend from Bank.

Double Leverage Ratio vs. Peer Group



120.00%
115.00%
110.00%
105.00%
100.00%
95.00%
Q4-10 Q1-11 Q2-11 Q3-11 Q4-11 Q1-12 Q2-12 Q3-12
HEOP
Peer Group

Source: FFIEC

Heritage Oaks Bank
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Strong Net Interest Margins

- Net interest margins remain strong despite a 32 bps decline from Q4-11 to Q4-12, consistently above the 90th percentile of peer group.



Yield
COF
6.50%
5.50%
4.50%
3.50%
2.50%
1.50%
0.50%
0.95%
0.85%
0.75%
0.65%
0.55%
0.45%
0.35%
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Net Interest Margin
Yield on Earning Assets
Cost of Funds

Heritage Oaks Bank
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Operating Efficiency

- Improved overall efficiency from the 60th percentile down to the 40th percentile of its peers.



80.00%
75.00%
70.00%
65.00%
60.00%
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
HEOP
Peer Group

Percentile	60th	63rd	59th	54th	51st	40th	44th	42nd

Source: FFIEC

Heritage Oaks Bank
Expect More

Improved Return on Assets

- Return on assets improved to 1.17% for the Q4-12 and 1.27% for 2012



$1,120,000
$1,100,000
$1,080,000
$1,060,000
$1,040,000
$1,020,000
$1,000,000
$980,000
$960,000
$940,000
$920,000
$900,000
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Total Assets
Return on Assets
Return on Assets (excludes reversal of DTA valuation allowance)

Heritage Oaks Bank
Expect More

Improved Return on Equity

- Return on tangible common equity improved to 10.23% for Q4-12 and 11.55% for all of 2012.



$4.50
$4.30
$4.10
$3.90
$3.70
$3.50
$3.30
$3.10
$2.90
$2.70
$2.50
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
$3.33
$3.36
$3.46
$3.53
$3.67
$3.79
$3.86
$4.16
$4.27
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Tangible Common Book Value Per Share
Return on Tangible Common Equity
Return on Tangible Common Equity (excludes reversal of DTA valuation allowance)

Heritage Oaks Bank
Expect More

Strong Institutional Support

Investor	Ownership %
Patriot Financial Partners LP	14.66%
Castle Creek Capital LLC	9.81%
Wellington Management Co. LLP	7.83%
Sandler O'Neill Asset Management LLC	7.13%
Banc Funds Co. LLC	7.11%
Manulife Asset Management LLC	6.82%
MFP Investors LLC	4.61%
BlackRock Fund Advisors	1.98%
The Vanguard Group, Inc	1.37%
Endeavour Capital Advisors	1.35%
Mendon Capital Advisors Corp	1.22%
Total	63.89%

Summary

- Largest community bank headquartered on the central coast of California;
- Focused on businesses and customers unique to our footprint;
- Strong core deposit base;
- New management team in place with broad financial services experience;
- Significant investments made in frontline infrastructure;
- Resolving regulatory issues;
- Improving overall asset quality; and
- Poised for solid growth within our footprint.